                                                                    Exhibit 99.1

                                        Joint Filer Information

Date of Event Requiring Statement:  December 17, 2010

Issuer Name and Ticker or Trading    Cheniere Energy Inc [LNG]
Symbol:

Designated Filer:                    The Blackstone Group L.P.

Other Joint Filers:                  Blackstone Holdings I L.P.
                                     Blackstone Holdings I/II GP Inc.
                                     Blackstone Group Management L.L.C.
                                     Stephen A. Schwarzman

Addresses:                           The address of the principal business and
                                     principal office of each of Blackstone
                                     Holdings I L.P., Blackstone Holdings I/II
                                     GP Inc., Blackstone Group Management
                                     L.L.C. and Stephen A. Schwarzman is
                                     c/o The Blackstone Group L.P., 345
                                     Park Avenue, New York, NY 10154.

Signatures:
Dated:  December 23, 2010

                                     BLACKSTONE HOLDINGS I L.P.

                                     By:     Blackstone Holdings I/II GP Inc.,
                                             its general partner

                                             By:  /s/ Robert L. Friedman
                                                  -----------------------------
                                                  Name:  Robert L. Friedman
                                                  Title: Authorized Signatory

                                     BLACKSTONE HOLDINGS I/II GP INC.

                                     By:     /s/ Robert L. Friedman
                                             ----------------------------------
                                             Name:  Robert L. Friedman
                                             Title: Authorized Signatory

                                     BLACKSTONE GROUP MANAGEMENT L.L.C.

                                     By:     /s/ Robert L. Friedman
                                             ----------------------------------
                                             Name:  Robert L. Friedman
                                             Title: Authorized Signatory

                                     STEPHEN A. SCHWARZMAN

                                     By:     /s/ Stephen A. Schwarzman
                                             ----------------------------------
                                             Name: Stephen A. Schwarzman